UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021 (May 25, 2021)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane,	Miami Lakes,	FL	33016
(Address of principal executive offices)			(Zip Code)

(Registrant’s telephone number, including area code): (305) 569-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 Par Value	BKU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2021, BankUnited, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) and the following proposals were voted on:

Proposal No. 1: To elect nine directors to the Company’s Board of Directors (the “Board”) to serve until the next annual meeting of stockholders and until that person's successor is duly elected and qualified, or until that person's earlier, death, resignation or removal.
Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.
Proposal No. 3: To hold an advisory vote to approve the compensation of the Company’s named executive officers.

Each proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 8, 2021. The results of such stockholder votes are set forth below.

Proposal No. 1: All of the director nominees were elected to the Board based on the following votes:

Nominee	For	Withheld	Broker Non-Vote
Tere Blanca	86,313,639	1,096,325	2,035,447
John N. DiGiacomo	87,175,197	234,767	2,035,447
Michael J. Dowling	86,167,366	1,242,598	2,035,447
Douglas J. Pauls	86,845,026	564,938	2,035,447
A. Gail Prudenti	86,093,171	1,316,793	2,035,447
William S. Rubenstein	87,174,636	235,328	2,035,447
Rajinder P. Singh	85,453,896	1,956,068	2,035,447
Sanjiv Sobti, Ph.D.	87,167,891	242,073	2,035,447
Lynne Wines	86,981,077	428,887	2,035,447

Proposal No. 2: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 received the following votes:

For	Against	Abstain	Broker Non-Vote
89,036,227	404,173	5,011	—

Proposal No. 3: The advisory vote to approve the Compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Vote
85,599,091	1,791,444	19,429	2,035,447

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 26, 2021	BANKUNITED, INC.

/s/ Leslie N. Lunak
		Name:	Leslie N. Lunak
		Title:	Chief Financial Officer
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